UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 6, 2019

Innovate Biopharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37797	27-3948465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8480 Honeycutt Road, Suite 120, Raleigh, NC 27615
(Address of principal executive offices) (Zip Code)

(919) 275-1933
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 Par Value	INNT	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

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Item 1.01.	Entry into a Material Definitive Agreement.
Agreement and Plan of Merger and Reorganization
On October 6, 2019, Innovate Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with INNT Merger Sub 1 Ltd., a company organized under the laws of Israel and a directly, wholly-owned subsidiary of the Company (“Merger Sub”), RDD Pharma Ltd., a company organized under the laws of Israel (“RDD”) and Orbimed Israel Partners, Limited Partnership, as the Shareholder Representative. The Merger Agreement and the Merger (as defined below) have been approved by the board of directors of each of the Company (the “Board”) and the board of directors of RDD.
The Merger Agreement provides that, upon the terms and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will be merged with and into RDD (the “Merger”), with RDD continuing as the surviving corporation and a direct wholly-owned subsidiary of the Company.
At the effective time of the Merger (the “Effective Time”), all outstanding ordinary and preferred shares of RDD, nominal value of NIS 0.01 each, will be converted into the right to receive such number of (a) validly issued, fully paid and non-assessable shares of common stock of the Company (“Company Common Shares”) representing approximately 19.5% of Innovate’s issued and outstanding shares of common stock (calculated prior to the issuance of those new shares of common stock) and (b) validly issued, fully paid and non-assessable shares of a newly created non-voting convertible preferred stock (“Company Preferred Shares”, and collectively with the Company Common Shares, the “Company Shares”) that, following approval of the Company’s stockholders, will be convertible (the “Preferred Stock Conversion”) into Company Common Shares, at a ratio as defined in the Merger Agreement (the “Exchange Ratio”). Additionally, each outstanding RDD stock option will be converted into and become an option exercisable for Company Shares with the number and exercise price adjusted by the Exchange Ratio. Each outstanding RDD warrant will be exercised or cancelled prior to the effective time of the Merger. Following completion of the Merger and on an as-converted basis, the Innovate stockholders will own up to approximately 58.5% of the combined company’s capital stock and the former RDD stockholders will own at least 41.5% of the combined company’s capital stock, each on a fully diluted basis (the “RDD Fully Diluted Ownership Ratio”). Upon entering into the Merger Agreement, RDD and the Company agreed that any new investments should be made directly into the Company rather than into RDD (the “Financing”). The Financing has a minimum funding requirement of $10,000,000 (the “Funding Requirement”). Meeting the Funding Requirement is a condition to closing the Merger. The RDD Fully Diluted Ownership Ratio and the Exchange Ratio are dependent on the aggregate amount of the Financing.
A certificate of designation creating the new convertible preferred stock was adopted by the board of directors of Innovate (the “Innovate Board”) at the time the Merger Agreement was signed and will be filed and be effective as of the time of closing (the “Certificate of Designation”).
Following the Effective Time, the Board will consist of six (6) directors and will be comprised of three (3) members designated by RDD and three (3) members designated by the Company. One of the Company directors will resign upon receipt of approval of the Company Shareholder Proposals (as defined below). Immediately following the Effective Time, the Board will appoint John Temperato, the Chief Executive Officer of RDD, as the Chief Executive Officer of the Company.
Each of the Company and RDD have made customary representations, warranties and covenants in the Merger Agreement. The Company has made covenants, among others, relating to the conduct of its business prior to the closing of the Merger, including with respect to incurring debt, issuing stock, certain litigation matters, restrictions

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on employee compensation and an undertaking to prepare and file a proxy statement immediately following the Effective Time.
In the proxy statement, the Company will be seeking the approval of the Company’s stockholders with respect to certain actions (the “Company Shareholder Proposals”), including the following:

•	the approval of the Preferred Stock Conversion; and

•	the authorization of the Board to effect a reverse stock split of the Company Shares at a ratio of no less than 1 to 5 and no more than 1 to 20 (the “Reverse Stock Split”);

The Company is not permitted to solicit, initiate, propose, seek or knowingly encourage, facilitate or support any alternative transaction proposals from third parties or to engage in discussions or negotiations with third parties regarding any alternative transaction proposals. Notwithstanding this limitation, prior to the Effective Time, the Company may under certain circumstances provide information to and participate in discussions or negotiations with third parties with respect to an unsolicited alternative transaction proposal that the Board has determined in good faith is or would reasonably be expected to lead to a superior proposal.

Additionally, the Company has agreed, that from and after the date of the Merger Agreement, it will use its reasonable best efforts to cause all of the outstanding Warrants of the Company (the “Company Warrants”) to be exercised.
The Merger Agreement also contains covenants regarding the Company and RDD using their respective reasonable best efforts to obtain all required governmental and regulatory consents and approvals.
The closing of the Merger is subject to certain conditions, including, among others, (i) that the Funding Requirement in the Financing has been met, (ii) the absence of certain laws, orders, judgments and injunctions that restrain, enjoin or otherwise prohibit the consummation of the Merger, (iii) subject to certain exceptions, the accuracy of representations and warranties with respect to the businesses of the Company and RDD and compliance in all material respects by the Company, RDD and Merger Sub with their respective covenants contained in the Merger Agreement, (iv) the absence of a material adverse effect on the Company’s or RDD’s businesses, (v) the approval by NASDAQ to list the Company Shares to be issued in the Merger, (vi) the expiration of statutory waiting periods required under Israeli law and (vii) the receipt of certain tax rulings from the Israeli Tax Authorities.
The Merger Agreement contains certain customary termination rights by either the Company or RDD, including if the Merger is not consummated by April 6, 2020.
If the Merger Agreement is terminated under certain circumstances, including termination by the Company to enter into a superior alternative transaction, the Company will be obligated to pay to RDD a termination fee equal to $1,000,000 in cash.
The RDD shareholders have agreed to indemnify and hold harmless the Company and their respective successors and assigns, but only to the extent of the Indemnity Shares (as defined below), from and against all losses arising out of or resulting from the inaccuracy or breach of any representation or warranty of RDD or the non-fulfillment or breach of any covenant or agreement of RDD contained in the Merger Agreement. The Company has agreed to indemnify and hold harmless RDD and their respective successors and assigns, from and against all losses arising out of or resulting from the inaccuracy or breach of any representation or warranty of, or the non-fulfillment or breach of any covenant or agreement of, the Company or Merger Sub contained in the Merger Agreement. Indemnification claims will be paid by delivery of shares of Company Common Stock.
To provide a fund for satisfaction of the Company’s post-Closing rights to indemnification under the Merger Agreement, an aggregate of 10% of the Company Shares to be issued to RDD (the “Indemnity Shares”) will be

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placed in escrow, in accordance with an escrow agreement for a period of six (6) months. The RDD shareholders’ right to indemnification will be satisfied through the issuance of additional Company Shares.
Support Agreements
Within twenty (20) days following the execution of the Merger Agreement, certain stockholders of the Company will enter into a voting agreement with the Company and RDD covering approximately 40% of the outstanding Company Shares, as of the date of the Merger Agreement (the “Company Support Agreement”). The Company Support Agreements provide, among other things, that each stockholder party to the Company Support Agreement will vote all of the Company Shares held by them in favor of the Company Shareholder Proposals.
Lock-Up Agreements
Prior to closing, certain executive officers and directors of the Company will enter into lock-up agreements (the “Company Lock-Up Agreements”), pursuant to which they have agreed to certain restrictions on transfers of any shares of the Company for the 180-day period following the Effective Time, with such restrictions being subject to customary exceptions.
Prior to closing, certain holders of RDD securities, have entered into lock-up agreements (the “RDD Lock-Up Agreements”), pursuant to which they have agreed to certain restrictions on transfers of the Company Shares for the 180-day period following the effective time of the Merger, with such restrictions being subject to customary exceptions.
The foregoing descriptions of the Merger Agreement, Company Voting Agreement and the Company Lock-Up Agreement are not complete and are qualified in their entirety by reference to those agreements, which are attached hereto as Exhibits 2.1, 10.1 and 10.2, respectively, to this report and incorporated herein by reference.
The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or RDD. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Nothing in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 7.01.	Regulation FD Disclosure.
On October 7, 2019, the Company and RDD issued a joint press release announcing the execution of the Merger Agreement, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
The information contained in Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”),

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or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Cautionary Statement Regarding Forward-Looking Statements
This report, including the exhibits attached hereto, contain forward-looking statements based upon the Company’s and RDD’s current expectations. Forward-looking statements involve risks and uncertainties, and include, but are not limited to, statements about the structure, timing and completion of the proposed Merger; the combined company’s listing on Nasdaq after closing of the proposed Merger; expectations regarding the ownership structure of the combined company; the expected executive officers and directors of the combined company; the combined company’s expected cash position at the closing of the proposed Merger; expectations regarding the Financing; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; the executive and board structure of the combined company; the location of the combined company’s corporate headquarters; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical and preclinical results; RDD having sufficient resources to advance its pipeline; and other statements that are not historical fact. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed Merger are not satisfied, including the failure to timely obtain stockholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of the Company and RDD to consummate the proposed Merger; (iii) risks related to the Company’s ability to manage its operating expenses and its expenses associated with the proposed Merger pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; (v) the risk that as a result of adjustments to the exchange ratio, Company stockholders and RDD stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of the Company’s common stock relative to the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (ix) the uncertainties associated with the clinical development and regulatory approval of product candidates; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; and (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 filed with the SEC, and in other filings that the Company makes and will make with the SEC. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

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Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger and Reorganization, dated as of October 6, 2019, by and between Innovate Biopharmaceuticals, Inc., INNT Merger Sub 1 Ltd., RDD Pharma Ltd. and Orbimed Israel Partners, Limited Partnership*

10.1	Form of Company Support Agreement by and among Innovate Biopharmaceuticals, Inc. and RDD Pharma Ltd.

10.2	Form of Lock-Up Agreement, by each of the parties named in each agreement therein

99.1	Joint Press Release, dated October 7, 2019

*
The schedules and exhibits to the Agreement and Plan of Merger and Reorganization have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules or exhibits to the SEC upon request.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innovate Biopharmaceuticals, Inc.

Date: October 7, 2019	By:	/s/ Edward J. Sitar
Edward J. Sitar
Chief Financial Officer

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